Exhibit 99.1

Cannabidiol (CBD) Therapeutic Uses for Health and Wellness Joseph C. Maroon, M.D. Board - Certified Neurosurgeon Sports Medicine Consultant Health and Nutrition Expert Aug 4, 2018

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To be Healthy Being physically healthy and fit involves not only how you look, but also how you feel and your overall health. Healthy Factors: 1. Physical 2. Nutritional 3. Toxin Free 4. Spiritual/ Emotional

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Oxidative Stress, Cancer, Heart Disease, Alzheimer's Disease, etc.

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CBD as Both a Dietary Supplement and Pharmaceutical Differences Drug – Requires Prescription • FDA clearance, Drug Quality and Quantity Testing Required, Medical/Therapeutic Claim to Treat Something, possible higher dose than supplement Dietary Supplement – NO Prescription • NO FDA clearance, Food Quality and Quantity Testing Required, NO Medical/Therapeutic Claim to Treat Something

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Best Example of Supplement and Prescription Drug using Same Product Omega - 3 Fish Oil • Supplements – 1.07 to 1.15B US annual sales, Global ~3.3 B • Pharmaceutical • Lovaza (GlaxoSmithKline) • Generic versions of Lovaza • Omtryg ( Trygg Pharma, Inc.) • Epanova (AstraZeneca Pharmaceuticals LP). • Vascepa ( Amarin Pharma Inc.) https://www.futuremarketinsights.com/reports/essential - fatty - acids - market

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FDA Approves First CBD Drug Reuters U.S. approves first marijuana plant - derived drug June 25, 2018 The U.S. Food and Drug Administration approved GW Pharmaceuticals epilepsy treatment on Monday, making it the first cannabis - based drug to win approval in the country . The landmark approval could potentially open floodgates for more research into the medicinal properties of cannabis. "This approval serves as a reminder that advancing sound development programs that properly evaluate active ingredients contained in marijuana can lead to important medical therapies" said FDA Commissioner Scott Gottlieb.

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What Does this Mean? • Requires FDA to rule on whether to change CBD Schedule Classification from Schedule I • Will require public release of Safety Data from GW Pharma Animal and Human Trials • Resultant Effects: • Will unlikely need to complete expensive and time consuming safety trials for CBD • Schedule change will ease acceptance of CBD medications by FDA

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• CBD will no longer be listed as a banned substance for international sport competition for 2018 • Δ9 - THC will still be prohibited • CBD extracted from the hemp plant has than 0.3% Δ9 - THC. SUMMARY OF MAJOR MODIFICATIONS AND EXPLANATORY NOTES 2018 PROHIBITED LIST, World Anti - Doping Agency, https://www.wada - ama.org/sites/default/files/prohibited_list_2018_summary_of_modifications_en.pdf

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Case Report – Pain Reduction

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https://www.crnusa.org/resources/crn - 2017 - annual - survey - dietary - supplements 2017

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Cannabis, genus Cannabis sativa , species Marijuana Cultivated to have maximum (5 to 20%) psychoactive THC Hemp Significantly more Cannabidiol (CBD) No Cognitive side effects THC (< 0.3%) Trends in new crops and new uses. 2002. J. Janick and A. Whipkey (eds.). ASHS Press, Alexandria, VA. Hemp: A New Crop with New Uses for North America Ernest Small and David Marcus

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Plant - based Medical Marijuana (Whole Plant and Extracts THC, CBD, Terpenes) cannabis sativa – Selectively Cultivated Commercially to have Higher Levels of THC Indications: (selected List) • Intractable headaches • Cancer pain • Nerve pain • Muscle spasms/spasticity • Glaucoma • Nausea from cancer chemotherapy • Poor appetite and weight loss caused by chronic illness, such as HIV • Crohn's disease • PTSD • Intractable Seizures and more Cannabis source Requires a prescription/certification of need in most States where it has been legalized, Not FDA approved:

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There are over 60 Phytocannabinoids found in Marijuana and Hemp with a Wide Variety of Actions

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Hemp Cannabidiol (CBD)

Human health benefits:

- *Anti-inflammation -Decreased Cytokine and chemokine actions*
- *Analgesic Effects*
- *Anxiolytic*
- *Neuroprotective*


CH3
OH
H2C=C
HO
CH2(CH2)3CH3
CH3

Cannabidiol (CBD)

Schurman LD, Lichtman AH., Endocannabinoids: A Promising Impact for Traumatic Brain Injury. Front Pharmacol. 2017 Feb 17;8:69. doi: 10.3389/fphar.2017.00069. eCollection 2017.
Pertwee RG. Cannabidiol as a potential medicine. Cannabinoids as Therapeutics. Milestones in Drug Therapy MDT. 2005;47-65. Evans FJ: Cannabinoids: the separation of central from peripheral effects on a structural basis. Planta Med 1991; 57(7 suppl):60–67

Temp - A.ppt 8/7/2018 18 18

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Endocannabinoid System

Acts via the Endogenously Produced Endocannabinoids

(on demand neuromodulators)

- **Anandamide (AEA)**
- **2-Acylglycerol (2-AG)**


Receptors are found
on cell surfaces

Endocannabinoid System CB1 Receptor (THC) ▪ Central and Peripheral Nervous System ▪ Distributed throughout the brain: ▪ Pleasure ▪ Memory ▪ Thought ▪ Concentration ▪ Sensory and time perceptions ▪ Coordinated movement ▪ Sparsely found in the cardiopulmonary centers in the brainstem CB2 Receptor (CBD) ▪ Located on immune cells, ▪ and Peripheral Nervous System ▪ When activated, affects pain , inflammatory and immune modulation ▪ Control release of cytokines and cell migration

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Case Reports: Failed Traditional Tx On Feb 23, 2018, Dr. Maroon, Overall, I am extremely happy with the results of this supplement. …. able to sleep easily and soundly through out the night and my anxiety has been reduce tremendously. Post - concussion syndrome I believe it truly makes a huge difference! Post - concussion syndrome and Migraine Headache On Sept 15, 2017, Dr. Maroon,

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Table 2. Total Number and Percentages of Medical Cannabis Users Reporting Use for Each Medical Condition Pain 874 (61.2) Anxiety 830 (58.1) Depression 719 (50.3) Headache/migraine 507 (35.5) Other 488 (34.1) Nausea 392 (27.4) Muscle spasticity 263 (18.4) Arthritis 245 (17.1) Irritable bowel 211 (14.8) Intractable pain 164 (11.5) Anorexia 142 (9.9) Cancer 47 (3.3) Ulcerative colitis/Crohn's disease 45 (3.1) Other seizure disorder 37 (2.6) Tics 36 (2.5) Tremor 33 (2.3) Glaucoma 25 (1.7) Epilepsy 18 (1.3) Multiple sclerosis 16 (1.1) A Cross - Sectional Survey of Medical Cannabis Users: Patterns of Use and Perceived Efficacy, Cannabis and Cannabinoid ResearchVol . 1, No. 1 Original Research, 2 Jun 2016 In 2016 A total of 1429 participants identified as medical Cannabis users Surveyed 86% reported improvement in symptoms How can this Be?

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THC and CBD exert opposite actions on brain function and psychopathology. CBD reduces the effects of THC on several behavioral functions including reduced anxiety and improve the sensation of wellbeing

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CBD – Reduces Anxiety THC – Increases Anxiety

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CBD & Wellness Universal Truths Common link for almost all ‘ unwell’ conditions, i.e., pain, chronic disease and addiction? • Anxiety / Depression / Stress • Loss of Control • Loss of Resilience • Pain – Mental /Physical

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CBD & Wellness Universal Truths People Feel Better When Taking CBD • Improved Mood/Outlook • Clearer Thinking • And Resilience

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re·sil·ience noun 1. the capacity to recover quickly from difficulties; toughness Resilience Keys to Happiness, Wellness and Coping with Pain and Disease

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Alcohol Tobacco Food Opiates Internet Leading to Self - Medication In US 36 million Have Reported Untreated Anxiety Anxiety – Leading Cause of Addiction

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64,000 drug overdose deaths estimated in 2016

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~16% of Ages 40 - 59 Take Antidepressants

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What Is the Link Between Smoking and Mental Health Conditions? • Smoking is much more common among adults with depression and anxiety, than in the general population • About 3 in 10 cigarettes smoked by adults in the United States are smoked by persons with mental health conditions

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Smoking Epidemic – Fear of Withdrawal • Nicotine withdrawal is the primary addictive driver of cigarette smoking • Withdrawal includes: • physiological symptoms (headaches, nausea) • Affective symptoms (anxiety, depression and irritability ) • Impaired cognitive performance (delay discounting, response inhibition) • Withdrawal severity predicts relapse

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How Can CBD Alter Addiction? • The “Pleasure Centers” of the brain reinforce the effects of drugs and the prolonged risk of relapse • The endocannabinoid system (ECS) influences the acquisition and maintenance of drug - seeking behaviors • CBD modulated the ECS and thereby alters addictive cravings and reduces drug seeking related anxiety • CBD functions the same way as common SSRI antidepressants ( Prozac,Zoloft,Celexa etc.) Kalivas PW, Lalumiere RT, Knackstedt L, Shen H. Glutamate transmission in addiction. Neuropharmacology. 2009;56( suppl 1):169 – 73. Pierce RC, Kumaresan V. The mesolimbic dopamine system: the final common pathway for the reinforcing effect of drugs of abuse? Neurosci Biobehav Rev. 2006;30(2):215 – 38. Oliere S, Joliette - Riopel A, Potvin S, Jutras - Aswad D. Modulation of the endocannabinoid system: vulnerability factor and new treatment target for stimulant addiction. Front Psychiatry. 2013;4:109. Gardner EL. Endocannabinoid signaling system and brain reward: emphasis on dopamine. Pharmacol Biochem Behav . 2005;81(2):263 – 84. Heifets BD, Castillo PE. Endocannabinoid signaling and long - term synaptic plasticity. Annu Rev Physiol. 2009;71:283 – 306

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Mechanisms CBD inhibits the reuptake Anandamide and explains some of its effectiveness in withdrawal syndrome and addictive processes CBD’s effect on serotoninergic receptors may be highly relevant in drug reward and stress vulnerability Antianxiety properties of CBD mitigate withdrawal symptoms Pain reduction reduces chronic pain that can induce or perpetuate drug abuse

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Human Addiction Studies CBD on tobacco - related addictive behaviors Design - randomized, double - blind, placebo - controlled 24 smokers, 2 groups CBD inhaler (400 µg/inhalation) vs. a placebo inhaler . Told to use the inhaler whenever they felt the urge to smoke for 1 wk Monitored - daily cigarette and inhaler use and craving for 2 wk Results - 2 wks showed significant reduction in the number of cigarettes smoked ( ≈40% less ) in the CBD inhaler group during the week of treatment, with a trend indicating a reduction after follow - up . Morgan CJ, Das RK , Joye A, Curran HV , Kamboj SK. Cannabidiol reduces cigarette consumption in tobacco smokers: preliminary findings. Addict Behav . 2013;38(9):2433 – 6.

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Scope of and Evidence for use in Chronic Pain and Addiction https://newfrontierdata.com/wp - content/uploads/2015/11/CIAR_Webinar_FINAL.pdf

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CBD and Opiates • Reduces drug craving • Allows for lower opiate dosing • Lowers anxiety associated with pain • Reduces withdrawal symptoms • Improves sleep • Studies show 25 % drop in opioid overdose rates in states where patients could access medical marijuana http://icahn.mssm.edu/profiles/yasmin - hurd https://link.springer.com/article/10.1007/s13311 - 015 - 0373 - 7 https://www.ncbi.nlm.nih.gov/pubmed/25154332

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Summary CBD has a beneficial impact on the intoxication, withdrawal, and relapse phases of cannabis addiction in humans CBD is associated with many neural circuits involved in the acquisition of addiction and subsequent drug seeking behaviors.

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CBD Safety • Safe compound in both animals and humans • No significant or serious adverse events, other than mild sedation and nausea. • Daily doses as high as 1500 mg were well tolerated in humans Mélissa Prud’homme , et al. Cannabidiol as an Intervention for Addictive Behaviors: A Systematic Review of the Evidence. Substance Abuse: Research and Treatment 2015:9

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The toxicological assessment that is reported herein is the first known of its kind since the 1981 Rosenkrantz et al.’s publication with respect to published toxicology data on CBD, hemp, or hemp extracts Given the broad physiological actions of CBD and other hemp - derived phytocannabinoids , this battery of OECD compliant toxicological studies is a salient contribution to the literature, providing a more extensive assessment of thissupercritical CO2 extract of the aerial parts of the hemp (C. sativa) plant. May 2018 Safety Study done for CV Sciences Hemp - based CBD

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In Summary – Its all About Neurotransmitters

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In Summary: • FDA Approval of GW Pharma is a game changer for allowing prescription CBD products to market • The use of CBD as a dietary supplement is now past the tipping point and accepted by general public and medical professionals as: • Safe • Effective for a wide range of conditions, by reduction of anxiety, improved sleep, potential for treat addictive disorders , i.e. opiate crisis, nicotine addiction • Reduce the need to opiates in chronic pain • Improve mood related to depression and anxiety conditions • Prescription CBD will allow for higher CBD dosing and better therapeutic results

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Thank you

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